UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 27, 2015

Semtech Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
1-6395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)
200 Flynn Road Camarillo, California	93012-8790
(Address of Principal Executive Offices)	(Zip Code)
805-498-2111
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On  May 27, 2015, the Registrant issued a press release announcing its financial results for the fiscal quarter ended April 26, 2015.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 2.02 (including the exhibit hereto) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Item 2.02 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.

Item 7.01.   Regulation FD Disclosure.

On May 27, 2015, the Registrant issued a press release containing forward looking statements, including with respect to its future performance and financial results.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 including the exhibit hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in this Item 7.01 (including the exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to this Item 7.01 in such filing.

Item 8.01.   Other Events.

On May 27, 2015, the Registrant issued a press release announcing that the Registrant’s Board of Directors has authorized an additional $70 million of repurchases under the Registrant’s stock repurchase plan, which together with the $30 million remaining under the program since the last expansion in November 2014, brings the total remaining authorization to $100 million, such authorization being subject to certain limitations, guidelines and conditions as directed by the Board of Directors of the Registrant. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Press Release of the Registrant dated May 27, 2015. (This Exhibit 99.1 is being furnished and shall not be deemed “filed” as set forth in Items 2.02 and 7.01 hereof.)

The information contained in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to Exhibit 99.1 in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2015	SEMTECH CORPORATION

		By:	/s/ Emeka Chukwu
Emeka Chukwu
Chief Financial Officer